UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

Caribou Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105
Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 982-6030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2021, the Board of Directors (the “Board”) of Caribou Biosciences, Inc., a Delaware corporation (the “Company”), increased the size of the Board from four to five directors and unanimously agreed to extend an offer to Nancy C. Whiting, Pharm. D. to serve as a Class II director of the Company, which offer Dr. Whiting accepted on August 24, 2021. Dr. Whiting was also appointed to the compensation committee of the Board (the “Compensation Committee”).

In accordance with the Company’s current Non-Employee Director Compensation Policy (the “Policy”), Dr. Whiting will receive cash compensation of $40,000 per year for her service on the Board. Dr. Whiting will also receive cash compensation of $5,000 for her service as a member of the Compensation Committee. Additionally, Dr. Whiting will be eligible to receive annual grants of equity awards pursuant to, and in accordance with, the Policy as in effect from time to time.

In connection with her appointment to the Board, Dr. Whiting entered into a standard indemnification agreement with the Company, in the form previously approved by the Board.

There is no arrangement or understanding between Dr. Whiting and any other persons pursuant to which she was elected as a director. In addition, Dr. Whiting is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Dr. Whiting and any of the Company’s directors or executive officers.

Item 7.01 Regulation FD Disclosure

On August 25, 2021, the Company issued a press release announcing the appointment of Dr. Whiting to the Board. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 25, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Caribou Biosciences, Inc.

Date:	August 25, 2021	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer